UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	November 30, 2023

BMO 2023-C7 Mortgage Trust

(Exact name of issuing entity)

(Central Index Key number of issuing entity: 0001995500)

BMO Commercial Mortgage Securities LLC

(Exact name of the depositor as specified in its charter)

(Central Index Key number of depositor: 0001861132)

Bank of Montreal

(Central Index Key number: 0000927971)

Citi Real Estate Funding Inc.

(Central Index Key number 0001701238)

UBS AG

(Central Index Key number 0001685185)

Starwood Mortgage Capital LLC

(Central Index Key number 0001548405)

RRECM Capital II, LLC

(formerly known as Sabal Capital II, LLC)

(Central Index Key number 0001942310)

Greystone Commercial Mortgage Capital LLC

(Central Index Key number 0001931347)

KeyBank National Association

(Central Index Key number 0001089877)

(Exact name of sponsors as specified in their charters)

Delaware	333-255934-09	86-2713125
(State or other jurisdiction	(Commission File Number	(IRS Employer Identification
of incorporation of depositor)	of issuing entity)	No. of depositor)

151 West 42nd Street
New York, New York	10036
(Address of principal executive offices of depositor)	(Zip Code of depositor)

Depositor’s telephone number, including area code	(212) 885-4000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

On November 30, 2023, BMO Capital Markets Corp. (“BMO Capital”), Citigroup Global Markets Inc. (“CGMI”), KeyBanc Capital Markets Inc. (“KeyBanc Capital”), UBS Securities LLC (“UBS Securities”), Academy Securities, Inc. (“Academy”), Bancroft Capital, LLC (“Bancroft”) and Drexel Hamilton, LLC (“Drexel” and, together in such capacity with BMO Capital, CGMI, KeyBanc Capital, UBS Securities, Academy and Bancroft, the “Underwriters”) entered into an agreement with BMO Commercial Mortgage Securities LLC (the “Depositor”), dated November 30, 2023 (the “Underwriting Agreement”), an executed version of which is attached hereto as Exhibit 1, with respect to the sale of the Public Certificates (as defined below) scheduled to occur on or about December 19, 2023 (the “Closing Date”). The Public Certificates are expected to have an aggregate initial principal amount of $650,671,000.

The Depositor also entered into an agreement to sell the Private Certificates, having an aggregate initial principal amount of $68,302,883, to BMO Capital, CGMI, KeyBanc Capital, UBS Securities, Academy, Bancroft and Drexel (collectively in such capacity, the “Initial Purchasers”), pursuant to a certificate purchase agreement, dated as of November 30, 2023 (the “Certificate Purchase Agreement”), among the Depositor and the Initial Purchasers. The Private Certificates will be sold in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(a)(2) of the Act.

On or about the Closing Date, the Depositor is expected to cause the issuance of the BMO 2023-C7 Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2023-C7 (the “Certificates”), the Uncertificated VRR Interest and the Uncertificated WMRR Interest, pursuant to a Pooling and Servicing Agreement, dated as of December 1, 2023, (the “Pooling and Servicing Agreement”), between the Depositor, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, KeyBank National Association, as special servicer, Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer, and Computershare Trust Company, National Association, as certificate administrator and as trustee. The Pooling and Servicing Agreement is attached hereto as Exhibit 4.1. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement.

The Certificates will consist of the following classes, designated as (i) the Class A-1, Class A-2, Class A-5, Class A-SB, Class X-A, Class X-B, Class A-S, Class B and Class C Certificates (collectively, the “Public Certificates”), (ii) the Class X-D, Class X-E, Class X-F, Class D, Class E, Class F, Class G-RR, Class J-RR and Class R Certificates (collectively, the “Private Certificates”); (iii) the Class WMA Certificates; and (iv) the Class VRR Certificates.

BMO Capital, CGMI, KeyBank Capital and UBS Securities are acting as co-lead managers in connection with the offering of the Public Certificates. The Public Certificates were offered by the Underwriters for sale to the public, pursuant to the Depositor’s Preliminary Prospectus, dated November 27, 2023, and by the Prospectus, dated November 30, 2023 (the “Prospectus”), in negotiated transactions or otherwise at varying prices determined at the time of sale.

The Certificates, the Uncertificated VRR Interest and the Uncertificated WMRR Interest represent, in the aggregate, the entire beneficial ownership in the BMO 2023-C7 Mortgage Trust (the “Issuing Entity”), a common law trust fund to be formed under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The assets of the Issuing Entity consist primarily of 32 fixed-rate mortgage loans (the “Mortgage Loans”) secured by first liens on various types of commercial, multifamily and/or manufactured housing community properties. The Mortgage Loans are expected to be acquired by the Depositor from (i) Bank of Montreal (“BMO”), pursuant to a Mortgage Loan Purchase Agreement dated as of December 1, 2023 (the “BMO Mortgage Loan Purchase Agreement”), between the Depositor and

BMO, (ii) Citi Real Estate Funding Inc. (“CREFI”), pursuant to a Mortgage Loan Purchase Agreement dated as of December 1, 2023 (the “CREFI Mortgage Loan Purchase Agreement”), between the Depositor and CREFI, (iii) Greystone Commercial Mortgage Capital LLC (“GCMC”), pursuant to a Mortgage Loan Purchase Agreement dated as of December 1, 2023 (the “GCMC Mortgage Loan Purchase Agreement”), between the Depositor, GCMC and Greystone Select Company II LLC, (iv) KeyBank National Association (“KeyBank”), pursuant to a Mortgage Loan Purchase Agreement dated as of December 1, 2023 (the “KeyBank Mortgage Loan Purchase Agreement”), between the Depositor and KeyBank, (v) RRECM Capital II, LLC (“RRECM”), pursuant to a Mortgage Loan Purchase Agreement, dated as of December 1, 2023 (the “RRECM Mortgage Loan Purchase Agreement”), between the Depositor, RRECM and RRECM Capital II LLC, (vi) Starwood Mortgage Capital, LLC, pursuant to a Mortgage Loan Purchase Agreement dated as of December 1, 2023 (the “SMC Mortgage Loan Purchase Agreement”) between the Depositor and SMC and (vii) UBS AG (“UBS AG”), pursuant to a Mortgage Loan Purchase Agreement dated as of December 1, 2023 (the “UBS AG Mortgage Loan Purchase Agreement”; and, together with the BMO Mortgage Loan Purchase Agreement, the CREFI Mortgage Loan Purchase Agreement, the GCMC Mortgage Loan Purchase Agreement, the KeyBank Mortgage Loan Purchase Agreement, the RRECM Mortgage Loan Purchase Agreement and the SMC Mortgage Loan Purchase Agreement, the “Mortgage Loan Purchase Agreements”), between the Depositor and UBS AG. The Mortgage Loan Purchase Agreements are attached hereto as Exhibits 99.1, 99.2, 99.3, 99.4, 99.5, 99.6 and 99.7, respectively.

The assets of the Issuing Entity are expected to include several Mortgage Loans which are part of a Whole Loan as described in the Prospectus. Each Whole Loan is governed by a co-lender, intercreditor or similar agreement (each, a “Co-Lender Agreement”) between the holders of the promissory notes comprising such Whole Loan, the terms of which are described under “Description of the Mortgage Pool—The Whole Loans” in the Prospectus. Each Co-Lender Agreement is attached as an exhibit hereto, as identified in the following table. Moreover, certain of such Whole Loans will not be serviced pursuant to the Pooling and Servicing Agreement, but will instead be serviced pursuant to a different servicing agreement (each, an “Outside Servicing Agreement”). Each such Outside Servicing Agreement is attached as an exhibit hereto, as described in the following table. For a description of the servicing of the applicable Whole Loans under such Outside Servicing Agreement, see “The Pooling and Servicing Agreement—Servicing of the Outside Serviced Mortgage Loans” in the Prospectus.

Name of Mortgaged Property or Portfolio of Mortgaged Properties Securing Subject Whole Loan (as identified on the Mortgage Loan Schedule to the Pooling and Servicing Agreement)	Exhibit Number of Related Co-Lender Agreement	Exhibit Number of Related Outside Servicing Agreement (if any)
Woodfield Mall	4.4	–
Arundel Mills and Marketplace	4.5	–
Bala Plaza Portfolio	4.6	–
RTL Retail Portfolio	4.7	4.2
11 West 42nd Street	4.8	4.3
OPI Portfolio	4.9	–
Creekside Town Center	4.10	–
60 Hudson	4.11	4.2
Knoll Ridge Apartments	4.12	4.2
645 North Michigan Avenue	4.13	–
Regency Retail Portfolio	4.14	4.2

Further information regarding the sale of the Public Certificates is set forth in the Underwriting Agreement (including, as to the price per class of Public Certificates, on Schedule II thereto) and in the Depositor’s Prospectus, dated November 30, 2023. The related registration statement (file no. 333-255934) was originally declared effective on June 23, 2021. In connection with such Prospectus, the principal executive officer of the Depositor has provided the certification attached hereto as Exhibit 36.1.

SCP Servicing, LLC will act as subservicer with respect to all of the serviced mortgage loans to be sold to the Depositor by RRECM pursuant to that certain Subservicing Agreement, dated as of December 1, 2023, between Midland Loan Services, a Division of PNC Bank, National Association and SCP Servicing, LLC, an executed version of which is attached hereto as Exhibit 99.8.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits
Exhibit No.	Description
Exhibit 1	Underwriting Agreement
Exhibit 4.1	Pooling and Servicing Agreement
Exhibit 4.2	BBCMS 2023-C22 PSA
Exhibit 4.3	BANK5 2023-5YR3 PSA
Exhibit 4.4	Woodfield Mall Co-Lender Agreement
Exhibit 4.5	Arundel Mills and Marketplace Co-Lender Agreement
Exhibit 4.6	Bala Plaza Portfolio Co-Lender Agreement
Exhibit 4.7	RTL Retail Portfolio Co-Lender Agreement
Exhibit 4.8	11 West 42nd Street Co-Lender Agreement
Exhibit 4.9	OPI Portfolio Co-Lender Agreement
Exhibit 4.10	Creekside Town Center Co-Lender Agreement
Exhibit 4.11	60 Hudson Co-Lender Agreement
Exhibit 4.12	Knoll Ridge Apartments Co-Lender Agreement
Exhibit 4.13	645 North Michigan Avenue Co-Lender Agreement
Exhibit 4.14	Regency Retail Portfolio Co-Lender Agreement
Exhibit 36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated November 30, 2023, which such certification is dated November 30, 2023
Exhibit 99.1	BMO Mortgage Loan Purchase Agreement
Exhibit 99.2	CREFI Mortgage Loan Purchase Agreement
Exhibit 99.3	GCMC Mortgage Loan Purchase Agreement
Exhibit 99.4	KeyBank Mortgage Loan Purchase Agreement
Exhibit 99.5	RRECM Mortgage Loan Purchase Agreement
Exhibit 99.6	SMC Mortgage Loan Purchase Agreement
Exhibit 99.7	UBS Mortgage Loan Purchase Agreement

Exhibit 99.8	Subservicing Agreement, dated as of December 1, 2023, between Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, and SCP Servicing, LLC, as subservicer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 4, 2023	BMO COMMERCIAL MORTGAGE SECURITIES LLC
	By:	/s/ Paul Vanderslice
Name: Paul Vanderslice
Title: Chief Executive Officer

BMO 2023-C7 – Form 8-K